Registration No. 033-06418
1940 Act File No. 811-4946
Rule 497(e)

THOMPSON PLUMB FUNDS, INC.

GROWTH FUND
MIDCAP FUND
BOND FUND
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Supplement Dated July 25, 2012 to
Prospectus and Statement of Additional Information, each dated March 31, 2012

Change in Fund Company, Fund Names

Effective September 6, 2012, the name of the Fund Company will be changed from Thompson Plumb Funds, Inc. to Thompson IM Funds, Inc., the name of the Thompson Plumb Growth Fund will be changed to the Thompson LargeCap Fund, the name of the Thompson Plumb MidCap Fund will be changed to the Thompson MidCap Fund, and the name of the Thompson Plumb Bond Fund will be changed to the Thompson Bond Fund. All references in the Funds’ Prospectus and Statement of Additional Information to the names of the Fund Company and to each series thereof are accordingly replaced as of that date with these, their respective new names. The new website address for the home page of the Fund Company and the Funds is www.thompsonim.com.